UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2018

Date of reporting period: September 30, 2018

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2018, Causeway Global Absolute Return Fund’s (the “Fund’s”) Institutional Class returned 8.19% and Investor Class returned 8.16% compared to the ICE BofAML US 3-Month Treasury Bill Index (“Index”) return of 1.59%. Since the Fund’s inception on January 24, 2011, its average annual total returns are 2.95% for the Institutional Class and 2.70% for the Investor Class compared to the Index’s average annual total return of 0.37%. During the same period, global equity markets, as represented by the MSCI World Index (Gross) (“World Index”), returned 9.70%.

Performance Review

The Fund’s long portfolio takes long positions in securities under swap agreements, and the Fund’s short portfolio takes short positions in securities under swap agreements. The Fund’s outperformance was driven by both the long and short portfolios: The long portfolio outperformed the World Index, and the short portfolio underperformed the World Index, also contributing positively to overall performance.

Developed equity markets rose during the fiscal year following signs of continuing global growth, albeit less synchronized than in calendar 2017, as the US outpaced other developed markets, responding to the continuation of low interest rates and fiscal stimulus. The IHS US Manufacturing Purchasing Managers’ Index (“PMI”) reflected a strong improvement in US manufacturing operating conditions towards the end of the fiscal year, despite a sharp increase in input prices, mainly attributed to tariff increases implemented by the Trump administration. The US has remained resilient in the face of further tariff increases thus far; however, there are signs that the trade conflict has begun to weigh on economies and markets outside of the US. For example, the Eurozone PMI September reading indicated a continuing slowdown in growth (though still above trend), linked to a weakening trade cycle. Trade war fears and uncertainty regarding the Italian budget increased risk aversion among consumers and contributed to low levels of business and consumer optimism. Although domestic consumption has held up thus far due to falling unemployment, weaker exports combined with higher oil prices could stall the growth expansion in the Eurozone. The best performing markets in our investable universe included the United States, Israel, Norway, Finland, and Japan. The biggest laggards included Turkey, Belgium, Spain, Italy, and Ireland. The best performing sectors in the World Index were information technology, consumer discretionary, and energy, while telecommunication services, utilities, and financials were the worst performing sectors.

For the fiscal year, long exposures to securities in the energy, capital goods, automobiles & components, utilities, and real estate industry groups contributed the most to the long portfolio’s performance relative to the performance of the World Index. Exposures to securities in the technology hardware & equipment, pharmaceuticals & biotechnology, and transportation industry groups, along with an overweight position in the materials and telecommunication services industry groups, detracted from relative performance. The largest individual contributor to absolute return in the long portfolio was automobile components retailer, Advance Auto Parts, Inc. (United States). Additional top contributors included software giant, Microsoft Corp. (United States), energy exploration & production company, SM Energy Co. (United States), travel & tourism technology company, Sabre Corp. (United States), and public sector software & services company, CSRA, Inc. (United States). The biggest laggard was enterprise infrastructure software company, Micro Focus International Plc (United Kingdom). Additional top individual detractors included Takeda Pharmaceutical Co.,

2	Causeway Global Absolute Return Fund

Ltd. (Japan), Asian ports operator, China Merchants Holdings Co., Ltd. (China), British American Tobacco Plc (United Kingdom), and chemicals producer, Venator Materials (United Kingdom).

We use a quantitative approach to select securities exposures for the short portfolio of the Fund. Our process seeks exposures to short positions in stocks which we believe are overvalued and have deteriorating earnings growth dynamics, poor technical price movements, and insolvency risk and/or inferior quality of earnings. During the fiscal year, all factor categories demonstrated predictive power with the exception of value. Companies with worsening earnings growth dynamics, weak technical indicators, and those demonstrating potential insolvency and/or accounting chicanery underperformed, as anticipated. Companies with expensive valuations outperformed, contrary to expectations.

The short portfolio’s relative added value for the period was due primarily to stock selection. From an industry group perspective, added value was concentrated in the automobiles & components, retailing, and telecommunication services industry groups. Detractors from short-side performance were primarily concentrated within the software & services, capital goods, and food & staples retailing industry groups. From a stock exposure perspective, short exposures to pharmaceutical company, TESARO, Inc. (United States), retail bank, Metro Bank Plc (United Kingdom), telecommunication services provider, Iliad SA (France), private equity firm, Colony Northstar (United States), and chemicals producer, Kansai Paint Co., Ltd. (Japan) were effective, as all of these stocks underperformed the World Index. At the stock exposure level, our principal detractors included cloud communications platform, Twilio, Inc. (United States), medical device company, Novocure (United States), software company, Autodesk, Inc. (United States), Westinghouse Air Brake Technologies Corp., and apparel manufacturer, NIKE, Inc. (United States). The share prices of these companies appreciated during our holding periods, negatively impacting performance.

Significant Portfolio Changes

Following a review of the Global Absolute Return strategy, we implemented three primary changes to the investment process toward the end of July. First, we began integrating quantitative and fundamental alpha signals in the stock selection process of the long portfolio with the goal of improving the consistency of the Fund’s performance. Since the change, our fundamental view and quantitative view of a company each receive 50% weight in the alpha score of every long candidate; previously, the weight was 100% based on the fundamental process. Second, we now execute a unified optimization of the entire portfolio on trade dates, which enables both long and short portfolios to equally share the “burden” of satisfying overall risk and exposure parameters. Third, we tightened our internal net currency and sector constraints to reduce their share of our overall risk budget. Otherwise, our investment process (including the 0 beta target to the World Index) is unchanged.

Investment Outlook

The shift to tighter monetary policy in the US and less accommodative policies in other regions is taking dollar liquidity from emerging markets and, we believe, raising the discount rate for investments globally. Value and cyclicality risk factors have been among the worst performers over the calendar year-to-date period, yet both performed well relative to other risk factors in the month of September. From a fundamental perspective, as central banks gradually

Causeway Global Absolute Return Fund	3

reduce liquidity in the market, the long portfolio has continued to emphasize companies with financial strength and abundant free cash flow generation. We believe these companies can reward investors in the present — rather than in the distant future — and should behave as low duration equities in the face of rising interest rates. Aside from the gradual reduction in liquidity across developed markets in this later stage of the business cycle, concerns of a global trade war have also increased uncertainty for equity markets.

On an aggregate long/short portfolio basis, we are maintaining a near market-neutral posture, with 4.49% net exposure overall (long exposures minus absolute value of short exposures). Consistent with our goal of delivering low equity market sensitivity, we target a zero expected beta to the World Index. On an aggregate basis, our largest net biases by sector are toward communications services and energy, where we have significant positive net exposure, and against financials and consumer staples, where we have meaningful negative net exposure. By geography, we are net biased toward China and Switzerland, and biased against Japan and Australia. Gross exposure (leverage) for the Fund is 307% (3.07x) as of September 30, 2018.

We thank you for your continued confidence in Causeway Global Absolute Return Fund.

September 30, 2018

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle	Jonathan P. Eng
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Conor Muldoon	Foster Corwith	Alessandro Valentini
Portfolio Manager	Portfolio Manager	Portfolio Manager

Arjun Jayaraman	MacDuff Kuhnert	Joseph Gubler	Ellen Lee
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

4	Causeway Global Absolute Return Fund

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

The Fund is not appropriate for all investors. The Fund uses swap agreements to obtain long and short exposures to securities. Swaps are derivatives which involve the use of leverage, and the Fund will use significant leverage. The use of leverage is speculative and magnifies any losses. Short positions lose money if the price of the underlying security increases, and losses on shorts are therefore potentially unlimited. The use of swap agreements involves significant swap expenses including financing charges and transaction costs which reduce investment returns and increase investment losses. The Fund risks loss of the amount due under a swap agreement if the counterparty defaults. The Fund currently enters into swap agreements primarily with one counterparty, focusing its exposure to the credit risk of that counterparty. Swap agreements involve liquidity risks since the Fund may not be able to exit security exposures immediately, particularly during periods of market turmoil. The Fund settles swap agreements at least monthly which can cause it to realize ordinary income and short-term capital gains, if any, throughout the year that, when distributed to shareholders, will be taxable to them as ordinary income rather than at lower long-term capital gains rates. The Fund’s net long/short notional exposure will generally not exceed plus or minus 10% of net assets. However, the long and short portfolio will each have different exposures under swap agreements that will not be fully hedged. This is not a complete list of the Fund’s risks. See the Fund’s prospectus for additional information on risks.

Alpha refers to a percentage measuring how the portfolio of a fund performed compared to the benchmark index.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Causeway Global Absolute Return Fund	5

Comparison of Change in the Value of a $10,000 Investment in Causeway Global Absolute Return Fund, Investor Class shares versus the ICE BofAML US 3-Month Treasury Bill Index as of September 30, 2018

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

* Inception is January 24, 2011.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers in effect during certain periods. In the absence of such fee waivers, total return would be reduced. The contractual expense limits are in effect until September 30, 2019. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the Fund’s current July 24, 2018 prospectus, the Fund’s gross expense ratios were 1.55% and 1.80% for the Institutional Class and Investor Class, respectively and the Fund’s expense ratios after expense waivers were 1.52% and 1.77%, respectively. For more information, please see the prospectus.

The benchmark index for the Fund is the ICE BofAML US 3-Month Treasury Bill Index (the “Index”). This Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond three months from, the rebalancing date. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. The Treasury Bills comprising the Index are guaranteed by the U.S. government as to the timely payment of interest and principal. The Fund will primarily be exposed to equity securities, which are not guaranteed. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

6	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)*

September 30, 2018

Causeway Global Absolute Return Fund	Number of Shares	Value

SHORT-TERM INVESTMENTS
Blackrock Liquidity Funds Treasury Trust Fund, Institutional Class, 1.940%**[1]	39,404,146	$39,404

Total Short-Term Investments
(Cost $39,404) — 95.8%		39,404

Total Investments — 95.8%
(Cost $39,404)		39,404

Other Assets in Excess of Liabilities — 4.2%		1,713

Net Assets — 100.0%		$41,117

A list of outstanding total return swap agreements held by the Fund at September 30, 2018, is as follows:

Counterparty	Reference Entity/ Obligation	Fixed Payments Paid	Total Return Received or Paid	Termination Date	Net Notional Amount[2]	Net Unrealized Appreciation (Depreciation)
Long Positions†
Morgan Stanley	United States Custom Basket of Securities	Long: Fed Funds-1 day + 0.50% to Fed Funds-1 day + 2.50%	Total Return of the basket of securities	2/5/2019	$26,931	$46

Morgan Stanley	United Kingdom Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.35% Fed Funds-1 day – 2.25%	Total Return of the basket of securities	1/31/2019	717	6

Morgan Stanley	Europe Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.40% to Fed Funds-1 day – 0.50%	Total Return of the basket of securities	1/31/2019	1,398	—

Morgan Stanley	Canada Custom Basket of Securities	Long: Fed Funds-1 day + 0.50%	Total Return of the basket of securities	9/18/2019	3,700	9

Morgan Stanley	Hong Kong Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.50% to Fed Funds-1 day – 2.13%	Total Return of the basket of securities	2/5/2019	1,619	(18)

Morgan Stanley	New Zealand Custom Basket of Securities	Long: Fed Funds-1 day + 0.55%	Total Return of the basket of securities	7/30/2020	617	—

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

Counterparty	Reference Entity/ Obligation	Fixed Payments Paid	Total Return Received or Paid	Termination Date	Net Notional Amount[2]	Net Unrealized Appreciation (Depreciation)
Short Positions††
Morgan Stanley	United States Custom Basket of Securities	Short: Fed Funds-1 day – 0.35% to Fed Funds-1 day – 2.67%	Total Return of the basket of securities	2/5/2019	$(27,157)	$(36)

Morgan Stanley	Canada Custom Basket of Securities	Short: Fed Funds-1 day – 0.35%	Total Return of the basket of securities	2/5/2019	(1,811)	—

Morgan Stanley	Japan Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.40% to Fed Funds-1 day – 2.75%	Total Return of the basket of securities	2/5/2019	(2,008)	21

Morgan Stanley	South Korea Custom Basket of Securities	Long: Fed Funds-1 day + 0.85% Short: Fed Funds-1 day – 0.50% to Fed Funds-1 day – 0.88%	Total Return of the basket of securities	6/10/2020	(99)	4

Morgan Stanley	Australia Custom Basket of Securities	Short: Fed Funds-1 day – 0.50%	Total Return of the basket of securities	2/5/2019	(1,779)	(23)

Morgan Stanley	Singapore Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.50%	Total Return of the basket of securities	4/22/2020	(344)	—

						$9

†	The following tables represent the individual stock exposures comprising the Long Custom Basket Total Return Swaps as of September 30, 2018.

United States Custom Basket of Securities
Shares	Description	Currency	Notional Amount	Net Unrealized Appreciation	Percentage Value of Underlying Investment
1,700	Greenbrier Co.	USD	102	$—	0%
1,700	Boston Beer	USD	489	—	0%
1,800	Nu Skin Enterprises Inc.	USD	148	—	0%
2,900	Peabody Energy Corp.	USD	103	—	0%

The accompanying notes are an integral part of the financial statements.

8	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

United States Custom Basket of Securities (continued)
Shares	Description	Currency	Notional Amount	Net Unrealized Appreciation	Percentage Value of Underlying Investment
3,210	Baidu Inc.	USD	734	$—	0%
3,395	United Health Group	USD	903	—	0%
4,200	Xenia Hotels Resorts	USD	100	1	2%
5,200	Bloomin’ Brands Inc.	USD	103	—	0%
5,200	Alliance Bernstein	USD	158	—	0%
5,500	LaSalle Hotel	USD	190	—	0%
6,319	Flowserve Corp.	USD	346	1	2%
6,424	Wells Fargo & Co.	USD	338	—	0%
7,459	Advance Auto Parts Inc.	USD	1,256	—	0%
7,500	Navient Corporation	USD	101	—	0%
8,900	Ocean Rig UDW Inc.	USD	308	—	0%
10,100	Boise Cascade	USD	372	—	0%
10,826	Microsoft Corp.	USD	1,238	—	0%
11,200	Arch Coal Inc.	USD	1,001	—	0%
11,300	American Public Education	USD	373	—	0%
11,375	Eli Lilly & Co.	USD	1,221	—	0%
14,300	United States Steel	USD	436	—	0%
17,084	Citigroup Inc.	USD	1,226	—	0%
18,503	SM Energy Co.	USD	583	—	0%
18,878	Signet Jewelers Ltd.	USD	1,245	—	0%
21,722	Bank of America	USD	640	3	7%
24,843	Oracle Corp.	USD	1,281	—	0%
27,200	International Speedway Corp.	USD	1,191	—	0%
29,700	Acco Brands Corp.	USD	336	—	0%
32,504	FirstEnergy Corp.	USD	1,208	—	0%
33,900	Venator Materials PLC	USD	305	—	0%
37,100	Park Hotels & Resorts Inc.	USD	1,218	17	36%
38,800	Viacom	USD	1,310	8	18%
40,600	H & R Block Inc.	USD	1,045	10	22%
42,900	Alliance Resource Partners	USD	875	—	0%
44,375	Sabre Corp.	USD	1,157	6	13%
47,200	K12 Inc.	USD	835	—	0%
86,200	AES Corp.	USD	1,207	—	0%
137,200	First Bancorp	USD	1,249	—	0%

			26,931	$46	100%

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

United Kingdom Custom Basket of Securities
Shares	Description	Currency	Notional Amount	Net Unrealized Appreciation (Depreciation)	Percentage Value of Underlying Investment
(212,757)	Greencore Group PLC	GBP	(514)	$(6)	(100%)
(212,552)	TP ICAP PLC	GBP	(741)	—	0%
(208,881)	Convatec PLC	GBP	(633)	(4)	(67%)
(126,762)	United Utilities Group PLC	GBP	(1,164)	—	0%
(38,551)	John Wood Group PLC	GBP	(388)	—	0%
(20,837)	Metro Bank PLC	GBP	(808)	—	0%
(18,208)	Severn Trent PLC	GBP	(440)	—	0%
(6,911)	Reckitt Benckiser Group PLC	GBP	(632)	—	0%
2,436	Astrazeneca PLC	GBP	189	—	0%
6,495	Glaxosmithkline PLC	GBP	130	2	33%
11,723	Plus500 Ltd.	GBP	204	14	234%
36,483	International Airlines Group	GBP	314	—	0%
41,269	Rolls-Royce Holdings PLC	GBP	532	—	0%
50,250	BHP Billiton PLC	GBP	1,095	—	0%
74,771	SSE PLC	GBP	1,118	—	0%
100,790	Barclays PLC	GBP	226	—	0%
107,335	Entertainment One Ltd.	GBP	579	—	0%
192,208	Vodafone Group PLC	GBP	412	—	0%
193,880	Aviva PLC	GBP	1,238	—	0%

			717	$6	100%

Europe Custom Basket of Securities
Shares	Description	Currency	Notional Amount	Net Unrealized Appreciation (Depreciation)	Percentage Value of Underlying Investment
(1,219,162)	Banco Comercial Portugues SA	EUR	(361)	$—	0%
(149,799)	Banco Santander SA	EUR	(755)	—	0%
(104,083)	Terna	EUR	(556)	—	0%
(54,049)	Suez	EUR	(769)	—	0%
(45,643)	Gjensidige FORS	EUR	(770)	—	0%
(24,403)	Deutsche Bank AG	EUR	(279)	—	0%
(19,048)	Daimler AG	EUR	(1,202)	—	0%
(15,073)	AMS AG	EUR	(847)	—	0%

The accompanying notes are an integral part of the financial statements.

10	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

Europe Custom Basket of Securities (continued)
Shares	Description	Currency	Notional Amount	Net Unrealized Appreciation (Depreciation)	Percentage Value of Underlying Investment
(12,486)	Tryg	EUR	(311)	$—	0%
(11,669)	Yara International	EUR	(574)	—	0%
(10,503)	Cellnex Telecom	EUR	(276)	—	0%
(6,402)	Ontex Group	EUR	(136)	—	0%
(3,691)	Lafargeholcim Ltd.	EUR	(183)	—	0%
(2,482)	Delivery Hero SE	EUR	(119)	—	0%
(2,420)	Iliad	EUR	(316)	—	0%
4,477	Roche Holding AG	EUR	1,090	—	0%
4,979	Deutsche Lufthansa Ag	EUR	122	—	0%
5,420	Linde AG	EUR	1,283	—	0%
7,991	Basf SE	EUR	711	—	0%
8,129	Sap SE	EUR	1,001	—	0%
14,164	Novartis AG	EUR	1,225	—	0%
18,541	BNP Paribas	EUR	1,135	—	0%
24,265	Koninklijke Volkerwessels	EUR	510	—	0%
41,172	ABB Ltd.	EUR	978	—	0%
158,533	SSAB AB, Class A Shares	EUR	797	—	0%

			1,398	$—	0%

Canada Custom Basket of Securities
Shares	Description	Currency	Notional Amount	Net Unrealized Appreciation	Percentage Value of Underlying Investment
8,200	Canadian Imperial Bank of Commerce	CAD	761	$9	100%
12,300	Canfor Corp.	CAD	227	—	0%
19,000	Gildan Activewear Inc.	CAD	572	—	0%
21,400	Genworth MI Canada Inc.	CAD	698	—	0%
23,800	Encana Corp.	CAD	309	—	0%
64,029	Manulife Financial Corp	CAD	1,133	—	0%

			3,700	$9	100%

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

Hong Kong Custom Basket of Securities
Shares	Description	Currency	Notional Amount	Net Unrealized Appreciation (Depreciation)	Percentage Value of Underlying Investment
(7,535,000)	GCL-Poly Energy	HKD	(530)	$—	0%
(1,232,500)	Greatwall Motor	HKD	(786)	—	0%
(1,174,500)	Zhengtongauto	HKD	(771)	(15)	83%
(1,044,000)	China Unicom	HKD	(1,230)	—	0%
(778,000)	Li & Fung	HKD	(174)	—	0%
(171,500)	Yue Yuen Industrial	HKD	(477)	(9)	50%
(169,000)	Sunac China	HKD	(520)	—	0%
(134,454)	Bank Of East Asia	HKD	(502)	(9)	50%
(89,600)	MGM China	HKD	(142)	—	0%
(20,500)	Boc Hong Kong	HKD	(97)	(1)	6%
(10,000)	AAC Technologies	HKD	(104)	—	0%
63,000	Shanghai Industrial	HKD	140	4	(22%)
88,500	Hopewell	HKD	291	—	0%
126,500	China Mobile	HKD	1,247	—	0%
228,000	Shanghai Pechemicals	HKD	139	—	0%
243,000	Yangtze Optical Fibre and Cable JSC Ltd.	HKD	756	—	0%
330,000	China National Building Material	HKD	293	—	0%
402,000	Sinotruk Ltd.	HKD	875	—	0%
527,000	Weichai Power	HKD	653	12	(67%)
568,000	Jiangsu Express	HKD	729	—	0%
605,000	CQRC Bank	HKD	331	—	0%
618,000	China Railway Construction Corp., Ltd.	HKD	834	—	0%
2,623,000	China Cinda Asset Management Co., Ltd.	HKD	664	—	0%

			1,619	$(18)	100%

New Zealand Custom Basket of Securities
Shares	Description	Currency	Notional Amount	Net Unrealized Appreciation (Depreciation)	Percentage Value of Underlying Investment
302,348	Air New Zealand	NZD	617	$—	0%

			617	$—	0%

†† The following tables represent the individual stock exposures comprising the Short Custom Basket Total Return Swaps as of September 30, 2018.

The accompanying notes are an integral part of the financial statements.

12	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

United States Custom Basket of Securities
Shares	Description	Currency	Notional Amount	Net Unrealized (Depreciation)	Percentage Value of Underlying Investment
(43,200)	Box Inc.	USD	(1,033)	$—	0%
(41,700)	Healthcare Trust of America Inc.	USD	(1,112)	—	0%
(39,400)	Mattel Inc.	USD	(619)	—	0%
(36,400)	L Brands	USD	(1,103)	—	0%
(31,800)	Aqua America Inc.	USD	(1,173)	—	0%
(31,000)	Dentsply Sirona Inc.	USD	(1,170)	(3)	8%
(29,100)	Healthcare Services Group	USD	(1,182)	(6)	17%
(26,000)	Lendingclub Corp.	USD	(101)	—	0%
(25,700)	Virtu Financial, Inc.	USD	(526)	—	0%
(24,400)	Pacific Premier Bancorp Inc.	USD	(908)	—	0%
(22,631)	American International Group	USD	(1,205)	(7)	19%
(22,600)	Pandora Media Inc.	USD	(215)	—	0%
(22,500)	Snap Inc.	USD	(191)	—	0%
(21,900)	Cloudera Inc.	USD	(387)	—	0%
(21,519)	Coty Inc.	USD	(270)	—	0%
(21,300)	Triumph Group	USD	(496)	—	0%
(16,721)	DowDuPont Inc.	USD	(1,075)	—	0%
(14,500)	Marsh & Mclennan	USD	(1,199)	—	0%
(13,200)	Sun Hydraulics	USD	(723)	—	0%
(12,700)	Proassurance Corp.	USD	(596)	(4)	11%
(12,200)	Brookdale Senior Living Inc.	USD	(120)	—	0%
(11,771)	FireEye Inc.	USD	(200)	—	0%
(11,325)	Analog Devices	USD	(1,047)	—	0%
(11,200)	Cboe Global Markets Inc.	USD	(1,075)	—	0%
(10,400)	Treehouse Foods	USD	(498)	—	0%
(10,000)	Caesars Entertainment Corp.	USD	(103)	—	0%
(9,800)	Nevro Corp.	USD	(559)	—	0%
(7,800)	Paterson-UTI Energy Inc.	USD	(133)	—	0%
(7,700)	Willis Towers Watson PLC	USD	(1,085)	(4)	11%
(7,667)	Autodesk Inc.	USD	(1,197)	—	0%
(7,500)	Now Inc.	USD	(124)	—	0%
(7,100)	Jeld-Wen Holding Inc.	USD	(175)	—	0%
(7,100)	The Medicines Company	USD	(212)	—	0%
(7,049)	Philip Morris	USD	(575)	(8)	22%

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	13

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

United States Custom Basket of Securities (continued)
Shares	Description	Currency	Notional Amount	Net Unrealized (Depreciation)	Percentage Value of Underlying Investment
(6,000)	Gartner Inc.	USD	(951)	$—	0%
(5,809)	Clovis Oncology Inc.	USD	(171)	—	0%
(5,300)	Siteone Landscape Supply Inc.	USD	(399)	—	0%
(4,600)	Valvoline Inc.	USD	(99)	—	0%
(3,321)	Cornerstone OnDemand Inc.	USD	(188)	—	0%
(2,800)	Deere & Co.	USD	(421)	(2)	6%
(2,800)	Equinix Inc.	USD	(1,212)	—	0%
(2,300)	Digital Realty	USD	(259)	(2)	6%
(2,100)	Shopify Inc.	USD	(345)	—	0%
(1,500)	Nuvasive	USD	(106)	—	0%
(893)	Tesla Inc.	USD	(236)	—	0%
(800)	Hubspot Inc.	USD	(121)	—	0%
(400)	Costar Group	USD	(168)	—	0%
(200)	The Sherwin-Williams Company	USD	(91)	—	0%
(37)	Xperi Corp.	USD	(1)	—	0%
(36)	Ball Corp.	USD	(2)	—	0%
(19)	Macom Technology Solutions Holdings Inc.	USD	—	—	0%

			(27,157)	$(36)	100%

Canada Custom Basket of Securities
Shares	Description	Currency	Notional Amount	Net Unrealized (Depreciation)	Percentage Value of Underlying Investment
(330,136)	Bombardier Transportation	CAD	(1,164)	$—	0%
(13,798)	SNC-Lavalin	CAD	(557)	—	0%
(2,818)	Enbridge	CAD	(90)	—	0%

			(1,811)	$—	0%

The accompanying notes are an integral part of the financial statements.

14	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

Japan Custom Basket of Securities
Shares	Description	Currency	Notional Amount	Net Unrealized Appreciation (Depreciation)	Percentage Value of Underlying Investment
(271,700)	Orient Corp.	JPY	(400)	$—	0%
(70,300)	Keikyu Corp.	JPY	(1,283)	(4)	(19)%
(63,600)	Japan Post Holdings Co. Ltd	JPY	(757)	(14)	(67)%
(61,100)	Kansai Paint Co. Ltd	JPY	(1,127)	(9)	(43)%
(59,900)	Hitachi Chemical Co. Ltd	JPY	(1,221)	(16)	(76)%
(45,200)	Rakuten Inc.	JPY	(347)	—	0%
(41,300)	Yahoo Japan Corp.	JPY	(149)	—	0%
(39,800)	Japan Post Insurance Co. Ltd	JPY	(944)	—	0%
(34,300)	Renesas Electronics Corp.	JPY	(215)	—	0%
(25,400)	Miraca Holdings Inc.	JPY	(661)	(15)	(71)%
(24,000)	Toray Industries Inc.	JPY	(180)	(2)	(9)%
(12,000)	Line Corp.	JPY	(507)	—	0%
(6,500)	Toshiba Corp.	JPY	(188)	—	0%
(5,500)	Japan Lifeline Co. Ltd	JPY	(117)	—	0%
(3,100)	Nidec Corp.	JPY	(446)	(1)	(5)%
(77)	Daiwa House Reit Investment Corp.	JPY	(176)	(3)	(14)%
12,000	Kobe Steel Ltd.	JPY	107	1	5%
12,600	East Japan Railway Co.	JPY	1,172	7	33%
27,600	Takeda Pharmaceutical Co. Ltd.	JPY	1,182	20	95%
28,500	Sompo Holdings Inc.	JPY	1,215	15	71%
33,500	Japan Airlines Co. Ltd.	JPY	1,205	15	71%
41,600	KDDI Corp.	JPY	1,150	17	81%
47,100	Tokai Tokyo Financial Holdings Inc.	JPY	271	4	19%
53,400	Hazama Ando Corp.	JPY	408	6	29%

			(2,008)	$21	100%

South Korea Custom Basket of Securities
Shares	Description	Currency	Notional Amount	Net Unrealized Appreciation (Depreciation)	Percentage Value of Underlying Investment
(193,475)	Samsung Heavy	KRW	(1,411)	$—	0%
(12,105)	Korea Aerospace Industries Ltd.	KRW	(383)	—	0%
(8,711)	Hyundai Motor	KRW	(1,018)	—	0%

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	15

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

South Korea Custom Basket of Securities (continued)
Shares	Description	Currency	Notional Amount	Net Unrealized Appreciation (Depreciation)	Percentage Value of Underlying Investment
(3,984)	Hyundai Heavy Industries Co. Ltd.	KRW	(483)	$—	0%
(1,379)	S-Oil Corp.	KRW	(171)	—	0%
2	KT Corp.	KRW	—	—	0%
2,682	Com2Us Corp.	KRW	355	—	0%
3,025	Orange Life Insurance Ltd.	KRW	93	—	0%
3,094	Daelim Industrial Co. Ltd.	KRW	230	—	0%
3,795	Sk Hynix Inc.	KRW	250	—	0%
5,162	Sk Telecom	KRW	1,314	—	0%
14,214	Hanwha	KRW	421	—	0%
16,789	Samsung Electronics	KRW	704	4	100%

			(99)	$4	100%

Australia Custom Basket of Securities
Shares	Description	Currency	Notional Amount	Net Unrealized (Depreciation)	Percentage Value of Underlying Investment
(985,381)	Ausnet Services	AUD	(1,156)	$—	0%
(42,809)	Boral Ltd.	AUD	(213)	(4)	17%
(15,894)	Origin Energy Ltd.	AUD	(95)	—	0%
(6,116)	Commonwealth Bank Of Australia	AUD	(315)	(19)	83%

			(1,779)	$(23)	100%

Singapore Custom Basket of Securities
Shares	Description	Currency	Notional Amount	Net Unrealized Appreciation (Depreciation)	Percentage Value of Underlying Investment
(392,900)	Singtel	SGD	(931)	$—	0%
(19,900)	UOL Group Ltd.	SGD	(100)	—	0%
757,700	Yangzijiang	SGD	687	—	0%

			(344)	$—	0%

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2018.

The accompanying notes are an integral part of the financial statements.

16	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (concluded)

September 30, 2018

1	Of this investment, $27,090 was pledged and segregated with the custodian as collateral for outstanding total return equity swap agreements.
2

The net notional amount is the sum of long and short positions. The gross notional amount of long positions and short positions at September 30, 2018 is $63,853 and $(62,069), respectively. The gross notional amounts are representative of the volume of activity during the fiscal year ended September 30, 2018.

AUD	– Australian Dollar
CAD	– Canadian Dollar
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
KRW	– South Korean Won
NZD	– New Zealand Dollar
PLC	– Public Limited Company
SGD	– Singapore Dollar
USD	– U.S. Dollar

Amounts designated as “—” are $0 or round to $0.

The table below sets forth information about the levels within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at September 30, 2018:

Investments in Securities	Level 1	Level 2	Level 3	Total
Short-Term Investment	$39,404	$—	$—	$39,404

Total Investments in Securities	$39,404	$—	$—	$39,404

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Total Return Equity Swaps^
Unrealized Appreciation	$—	$86	$—	$86
Unrealized Depreciation	—	(77)	—	(77)

	$—	$9	$—	$9

^	Total return swaps are valued at the unrealized appreciation (depreciation) of the instruments.

For the fiscal year ended September 30, 2018, there were no transfers between Level 1 and Level 2 based on the input level assigned under the hierarchy at the beginning and end of the reporting period.

For the fiscal year ended September 30, 2018, no securities transferred in or out of Level 3. Transfers between levels are recognized at period end.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	17

SECTOR DIVERSIFICATION

As of September 30, 2018, the sector diversification was as follows (Unaudited):

Causeway Global Absolute Return Fund	% of Net Assets
Short-Term Investment	95.8%

Other Assets in Excess of Liabilities	4.2

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

18	Causeway Global Absolute Return Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY GLOBAL ABSOLUTE RETURN FUND

9/30/18
ASSETS:
Investments at Value (Cost $39,404)	$39,404
Receivable Due from Swap Counterparty	1,658
Receivable for Fund Shares Sold	90
Unrealized Appreciation on Total Return Swaps	86
Receivable for Dividends	60
Prepaid Expenses	10

Total Assets	41,308

LIABILITIES:
Unrealized Depreciation on Total Return Swaps	77
Payable for Professional Fees	43
Payable for Adviser	24
Payable for Fund Shares Redeemed	17
Payable for Printing Fees	14
Payable for Transfer Agent Fees	10
Payable Due to Administrator	2
Payable for Shareholder Service Fees — Investor Class	1
Other Accrued Expenses	3

Total Liabilities	191

Net Assets	$41,117

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$55,293
Distributions in Excess of Net Investment Income	(3)
Accumulated Net Realized Loss on Investments	(14,182)
Net Unrealized Appreciation on Swap Contracts	9

Net Assets	$41,117

Net Asset Value Per Share (based on net assets of $37,939,271 ÷ 3,881,274 shares) — Institutional Class	$9.77

Net Asset Value Per Share (based on net assets of $3,178,048 ÷ 328,303 shares) — Investor Class	$9.68

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	19

STATEMENT OF OPERATIONS (000)

	CAUSEWAY GLOBAL ABSOLUTE RETURN FUND

	10/01/17 to 9/30/18
INVESTMENT INCOME:
Dividend Income	$575

Total Investment Income	575

EXPENSES:
Investment Advisory Fees	449
Transfer Agent Fees	61
Professional Fees	53
Registration Fees	35
Printing Fees	31
Administration Fees	25
Custodian Fees	8
Trustees’ Fees	1
Shareholder Service Fees — Investor Class	(20	)(1)
Other Fees	3

Total Expenses	646

Waiver of Investment Advisory Fees	(115)

Total Waiver and Reimbursement	(115)

Net Expenses	531

Net Investment Income	44

Net Realized and Unrealized Gain (Loss) on Swap Contracts:
Net Realized Gain from Swap Contracts	3,216
Net Change in Unrealized Appreciation (Depreciation) on Swap Contracts	(57)

Net Realized and Unrealized Gain on Swap Contracts	3,159

Net Increase in Net Assets Resulting from Operations	$3,203

(1)	Fees have been reduced by a one-time adjustment as a result of a management change in accrual estimate in the amount of $32. Excluding the adjustment, shareholder service fees would have been $13.

The accompanying notes are an integral part of the financial statements.

20	Causeway Global Absolute Return Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY GLOBAL ABSOLUTE RETURN FUND

	10/01/17 to 9/30/18	10/01/16 to 9/30/17
OPERATIONS:
Net Investment Income (Loss)	$44	$(786)
Net Realized Gain (Loss) from Swap Contracts	3,216	(2,172)
Net Change in Unrealized Appreciation (Depreciation) on Swap Contracts	(57)	81

Net Increase (Decrease) in Net Assets Resulting From Operations	3,203	(2,877)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	—	(5,850)
Investor Class	—	(2,125)

Total Dividends from Net Investment Income	—	(7,975)

Distributions from Return of Capital:
Institutional Class	—	(39)
Investor Class	—	(15)

Total Distributions from Return of Capital	—	(54)

Total Dividends and Distributions to Shareholders	—	(8,029)

Net Decrease in Net Assets Derived from Capital Share Transactions(1)	(9,327)	(21,065)

Total Decrease in Net Assets	(6,124)	(31,971)

NET ASSETS:
Beginning of Year	47,241	79,212

End of Year	$41,117	$47,241

Distributions in Excess of Net Investment Income	$(3)	$(6,118)

(1)	See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	21

FINANCIAL HIGHLIGHTS

For the Fiscal Years ended September 30,

For a Share Outstanding Throughout the Fiscal Years

	Net Asset Value, Beginning of Year ($)	Net Investment Income (Loss) ($)†	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Return of Capital ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)
CAUSEWAY GLOBAL ABSOLUTE RETURN FUND
Institutional
2018	9.03	0.01	0.73	0.74	—	—	—	—
2017	10.41	(0.10)	(0.19)	(0.29)	(1.08)	(0.01)	—	(1.09)
2016	10.39	(0.16)	0.57	0.41	(0.39)	—	—	(0.39)
2015	10.90	(0.18)	(0.33)	(0.51)	—	—	—	—
2014	11.15	(0.18)	0.36	0.18	(0.43)	—	—	(0.43)
Investor
2018	8.95	0.02	0.71	0.73	—	—	—	—
2017	10.32	(0.13)	(0.18)	(0.31)	(1.05)	(0.01)	—	(1.06)
2016	10.30	(0.18)	0.56	0.38	(0.36)	—	—	(0.36)
2015	10.84	(0.20)	(0.34)	(0.54)	—	—	—	—
2014	11.09	(0.21)	0.37	0.16	(0.41)	—	—	(0.41)

†	Per share amounts calculated using average shares method.
(1)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).
(2)

Effective as of May 9, 2017, the Adviser agreed to revise its expense limit agreement with the Fund to reduce the Ratio of Expenses to Average Net Assets by 0.40 percentage points from the prior expense limit level applicable to each class of shares.

(3)

The expense ratio includes a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Had this adjustment been excluded, the ratios would have been 1.59%, 1.83% and (0.41)%, respectively.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

22	Causeway Global Absolute Return Fund

Redemption Fees ($)		Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)		Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover Rate (%)

—		9.77	8.19	37,939	1.35		1.64		0.09	—
—		9.03	(3.70)	32,497	1.59	(2)	1.73		(1.08)	—
—	(1)	10.41	4.09	58,622	1.77		1.80		(1.54)	—
—	(1)	10.39	(4.68)	71,205	1.66		1.66		(1.65)	—
—		10.90	1.64	120,731	1.71		1.71		(1.68)	—

—		9.68	8.16	3,178	0.95	(3)	1.19	(3)	0.23 (3)	—
—		8.95	(3.91)	14,744	1.84	(2)	1.98		(1.32)	—
—	(1)	10.32	3.80	20,590	2.02		2.05		(1.79)	—
—	(1)	10.30	(4.98)	26,833	1.91		1.91		(1.90)	—
—		10.84	1.46	45,177	1.96		1.96		(1.93)	—

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	23

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway Global Absolute Return Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund commenced operations on January 24, 2011. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)), or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Over-the-counter financial derivative instruments, such as swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs, or a combination of these factors. These contracts are normally valued on the basis of broker-dealer (i.e., swap counterparty) quotations.

Securities and derivative contracts for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security’s

24	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

primary pricing source is not able or willing to provide a price; or the investment is a swap agreement that is not publicly traded. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the fiscal year ended September 30, 2018, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely-than-not threshold are recorded as tax benefits or expenses in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (during the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the fiscal year ended September 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of

Causeway Global Absolute Return Fund	25

NOTES TO FINANCIAL STATEMENTS

(continued)

Operations. During the fiscal year, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Swap Agreements – Under a total return swap agreement, the Fund pays the other party to the agreement (a “swap counterparty”) fees plus an amount equal to any negative total returns from stipulated underlying investments identified by the Fund’s portfolio managers. In exchange, the counterparty pays the Fund an amount equal to any positive or negative total returns from the stipulated underlying investments. The returns to be “swapped” between the Fund and the swap counterparty will be calculated with reference to a “notional” amount, i.e., the dollar amount hypothetically invested, long or short, in a particular security or group of securities. The Fund’s returns will generally depend on the net amount to be paid or received under the swap agreement, which will depend on the market movements of the stipulated underlying securities. The Fund’s net asset value will reflect any amounts owed to the Fund by the swap counterparty (when the Fund’s position under a swap agreement is, on a net basis, “in the money”) or amounts owed by the Fund to the counterparty (when the Fund’s position under a swap agreement is, on a net basis, “out of the money”).

Swap Agreements and Leverage – Normally, the Fund’s assets (other than the swap agreements) will be directly invested primarily in money market funds and other cash equivalents that will be used to support and cover the Fund’s obligations under its swap agreements. However, the use of a swap agreement allows the Fund to obtain investment exposures greater than it could otherwise obtain with direct investments, allowing it to effectively increase, or leverage, its total long and short investment exposures.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Causeway Capital Management LLC (“Adviser”). Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.10% of the Fund’s average daily net assets. The Adviser has contractually agreed through September 30, 2019 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding swap agreement financing charges and transaction costs, borrowing expenses, dividend expenses on securities sold short, brokerage fees and commissions, interest, taxes, shareholder service fees,

26	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.35% of Institutional Class and Investor Class average daily net assets. For the fiscal year ended September 30, 2018, the Advisor waived fees of $114,927. The waived fees are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the fiscal year ended September 30, 2018, the Investor Class did not pay any fees under this plan (The payment was reduced by a one-time adjustment as a result of a management change in accrual estimate. Excluding the adjustment, the Investor Class would have paid 0.00% of average daily net assets under the plan.).

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of September 30, 2018, approximately $11.457 million of the Fund’s shares were held by investors affiliated with the Adviser.

4.	Investment Transactions

During the fiscal year ended September 30, 2018, there were no security purchases or sale, other than short-term investments and swap contracts.

5.	Derivatives and Risks of Investing

A swap agreement is a form of derivative that includes leverage, allowing the Fund to obtain the right to a return on a stipulated capital base that exceeds the amount the Fund has invested. The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swap agreements than if the Fund had made direct investments. Use of leverage involves special risks and is speculative. If the Adviser is incorrect in evaluating long and short exposures, leverage will magnify any losses, and such losses may be significant. By using swap agreements, the Fund is exposed to liquidity risks since it may not be able to close out a swap agreement immediately, particularly during times of market turmoil. It may also be difficult to value a swap agreement if the Fund has difficulty in closing the position.

The use of derivative contracts exposes an investor to various market risks. The Fund’s investment in total return equity swap agreements exposed the Fund to equity risk for the fiscal year ended September 30, 2018. Equity risk is the risk that the value of a particular stock or stock market to which the Fund has long exposure is falling, or to which the Fund has short exposure is rising. The fair value of the total return equity swap agreements as of September 30, 2018 is reported on the Statement of Assets and Liabilities. The related change in unrealized and realized gains or losses for the reporting period is reported on the Statement of Operations.

Causeway Global Absolute Return Fund	27

NOTES TO FINANCIAL STATEMENTS

(continued)

The Fund currently expects to settle swap agreements at least monthly, and may do so more frequently, which will cause the Fund to realize ordinary income and short-term capital gains, if any, throughout the year that, when distributed to shareholders, will be taxable to them as ordinary income rather than at lower long-term capital gains rates.

By using swap agreements, the Fund is exposed to additional risks concerning the counterparty. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations. The Fund currently has entered into swap agreements, focusing its exposure to the counterparty credit risk of that counterparty. Further, the swap counterparty’s obligations to the Fund likely will not be collateralized. The Fund intends, however, to settle swap agreements at least monthly, and may do so more frequently, so that net gains under swap agreements with a single counterparty do not exceed 5% of the Fund’s total assets.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A swap counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy. As of September 30, 2018, the Fund’s swap agreements were with one counterparty.

ISDA Master Arrangement

The Fund is party to an International Swaps and Derivatives Association, Inc. Master Agreement and Credit Support Annex (“ISDA Master Agreement”) which governs its swap agreements. The ISDA Master Agreement includes provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

As of September 30, 2018, there was $27,089,866 pledged as collateral for swap agreements under the ISDA Master Agreement.

The following is a summary by counterparty of the market value of swap agreements and collateral (received)/pledged for the Fund as of September 30, 2018*:

All numbers have been rounded (000):

	Assets	Liabilities
Counterparty	Total Return Swaps	Total Return Swaps	Total Over the Counter
Morgan Stanley	$86	$(77)	$9

Net Market Value of Swaps	Collateral (Received)/ Pledged	Net Exposures†
$9	$27,090	$27,099

†

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from swaps can only be netted across transactions governed under the same master agreement with the same legal entity.

*

Collateral received/pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amount received/pledged may exceed this amount and may fluctuate in value.

28	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

Because the Fund has significant exposure to foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s exposures may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund has exposures to securities denominated in foreign currencies, the Fund’s value could decrease depending on foreign exchange rates. Other risks applicable to foreign companies that could impact the value of their securities, and thus the value of the Fund’s exposures, include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to swap contract related period payments, were reclassified to/(from) the following accounts as of September 30, 2018 (000):

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid in Capital
$6,071	$(4,082)	$(1,989)

The reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows (000):

	Ordinary Income	Return of Capital	Total
2018	$—	$—	$—
2017	7,975	54	8,029

Causeway Global Absolute Return Fund	29

NOTES TO FINANCIAL STATEMENTS

(continued)

As of September 30, 2018, the components of accumulated losses on a tax basis were as follows (000):

Capital Loss Carryforwards	$(13,336)
Post-October Losses	(849)
Unrealized Appreciation	9

Total Accumulated Losses	$(14.176)

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

Losses carried forward under these provisions are as follows (000):

Short-Term Loss	Long-Term Loss	Total
$(13,336)	$—	$(13,336)

At September 30, 2018, the total cost of investments for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$39,404	$3,059	$(302)	$2,757

7.	Capital Shares Issued and Redeemed (000)

	Fiscal Year Ended September 30, 2018		Fiscal Year Ended September 30, 2017
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	1,718	$15,553	1,993	$18,675
Shares Issued in Reinvestment of Dividends and Distributions	—	—	446	4,428
Shares Redeemed	(1,435)	(13,065)	(4,472)	(41,213)

Increase (Decrease) in Shares Outstanding Derived from Institutional Class Transactions	283	2,488	(2,033)	(18,110)

Investor Class
Shares Sold	84	764	651	6,737
Shares Issued in Reinvestment of Dividends and Distributions	—	—	170	1,676
Shares Redeemed	(1,403)	(12,579)	(1,168)	(11,368)

Decrease in Shares Outstanding Derived from Investor Class Transactions	(1,319)	(11,815)	(347)	(2,955)

Net Decrease in Shares Outstanding from Capital Share Transactions	(1,036)	$(9,327)	(2,380)	$(21,065)

8.	Significant Shareholder Concentration

As of September 30, 2018, three of the Fund’s shareholders of record owned 72% of net assets in the Institutional Class shares. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of

30	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS

(concluded)

underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	New Accounting Pronouncement

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

11.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Causeway Global Absolute Return Fund	31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Causeway Capital Management Trust and Shareholders of the

Causeway Global Absolute Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Causeway Global Absolute Return Fund (one of the funds constituting Causeway Capital Management Trust, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

November 27, 2018

We have served as the auditor of one or more investment companies in Causeway Capital Management investment company group since 2001.

32	Causeway Global Absolute Return Fund

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2019. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2018, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
0.00%	0.00%	0.00%	0.00%	0.00%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
0.00%	0.00%	0.00%

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Causeway Global Absolute Return Fund	33

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 57	Trustee; Chairman of the Audit Committee	Trustee since 10/08; Audit Chairman since 4/13	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	8	None

Lawry J. Meister Age: 56	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	8	None

Victoria B. Rogers Age: 57	Trustee	Since 4/13	President, the Rose Hills Foundation (since 1996).	8	Director, TCW Funds, Inc. and TCW Strategic Income Fund

Eric H. Sussman Age: 52	Trustee; Chairman of the Board	Trustee since 9/01; Board Chairman since 4/13	Senior Lecturer (since July 2011) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	8	None

34	Causeway Global Absolute Return Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 56	President	Since 8/01	General Counsel, Secretary, and Member of the Adviser or the Adviser’s Parent Holding Company (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Kurt J. Decko 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 43	Chief Compliance Officer and Assistant Secretary	Since 1/15	Chief Compliance Officer/Senior Legal Counsel of the Adviser (since January 2015); Partner, K&L Gates LLP (2010-2014).	N/A	N/A

Eric Kleinschmidt[5] One Freedom Valley Drive Oaks, PA 19456 Age: 50	Treasurer	Since 8/14	Director of Fund Accounting, SEI Investments Company (since 2004).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 47	Secretary	Since 10/11	Attorney of the Adviser (since 2004).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 57	Vice President and Assistant Secretary	Vice President (since 1/15); Assistant Secretary (since 8/01)	Chief Operating Officer and Member of the Adviser or the Adviser’s Parent Holding Company (since 2001); Chief Compliance Officer of the Adviser and the Trust (2005-2015).	N/A	N/A

Causeway Global Absolute Return Fund	35

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Dianne Descoteaux[5] One Freedom Valley Drive Oaks, PA 19456 Age: 41	Vice President and Assistant Secretary	Since 8/18	Corporate Counsel of the Administrator (since 2010)	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer, secretary and other officers each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2018, the Trust Complex consisted of one investment company with six portfolios — International Value Fund, Emerging Markets Fund, Global Value Fund, International Opportunities Fund, Global Absolute Return Fund, and International Small Cap Fund — and one investment company with two portfolios — International NextShares and Global Value NextShares.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

36	Causeway Global Absolute Return Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2018 to September 30, 2018).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway Global Absolute Return Fund	37

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/18	Ending Account Value 9/30/18	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Global Absolute Return Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,084.40	1.35%	$7.05

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,018.30	1.35%	$6.83
Causeway Global Absolute Return Fund

Actual Portfolio Return
Investor Class	$1,000.00	$1,084.00	1.59%	$8.31

Hypothetical 5% Return
Investor Class	$1,000.00	$1,017.10	1.59%	$8.04

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

38	Causeway Global Absolute Return Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on August 6, 2018, the Trustees considered and approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Causeway Capital Management Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway Global Absolute Return Fund (the “Fund”) for a twelve-month period beginning September 20, 2018. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the Trust annually to approve continuance of the Advisory Agreement. Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees when the continuation of the Advisory Agreement was considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. In addition, at a special meeting on June 21, 2018, the Trustees received and reviewed extensive quantitative and qualitative materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel. At the June special meeting, the Trustees also received and reviewed a report prepared by Broadridge Financial Solutions, Inc. (formerly Morningstar, Inc.) providing comparative expense and performance information about the Fund to assist with the annual review of the Advisory Agreement. Following that meeting, the Trustees received and reviewed additional materials prepared by the Adviser relating to their consideration of the renewal of the Advisory Agreement at the August 6, 2018 meeting.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser continued to benefit the Fund and its shareholders and would do so during the next one-year contract renewal period.

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund for various periods ended March 31, 2018, compared to the results of the ICE BofAML US 3-Month Treasury Bill

Causeway Global Absolute Return Fund	39

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

Index, the median results of the mutual funds included in the Morningstar Market Neutral category, and the median results of the funds in a peer group selected by Broadridge. They noted that, consistent with Broadridge’s practice, the Broadridge 15(c) Report focused on one class of shares – the Institutional Class – and that Investor Class shares are subject to a 25 basis point shareholder service fee, which increases expenses and reduces performance from that shown. The Trustees noted that the Institutional Class had underperformed its Broadridge peer group median for the prior one-year, three-year, and five-year periods (although only by one basis point over the five-year period). The Trustees noted that the Adviser was in the process of changing the Fund’s investment program, in part to seek improved and more consistent returns, and that the revised investment program took effect in July 2018. The Trustees concluded that the Adviser’s record in managing the Fund indicated that its continued management would benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses as a percentage of the Fund’s average daily net assets:

•

The Trustees compared the Fund’s advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee was 110 basis points per annum compared to a median of 110 basis points for its Broadridge peer group and a range of 60 – 170 basis points for the funds in its peer group, and further noted that the Fund involves an active global investment program with both long and short exposures and leverage that is complex and requires substantial investment and administrative resources to manage. They also noted that the Fund’s Institutional Class annual expense ratio of 135 basis points, after application of the Adviser’s expense limit agreement, was 5 basis points below the peer group median.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. They noted that the Adviser does not currently manage assets of other clients pursuant to its global absolute return strategy, but compared the Fund’s advisory fee with the standard advisory fee offered by the Adviser to separate account clients. The Trustees also noted that, although the separate account performance-based fee may be lower than the fee paid by the Fund, the difference appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund and the risks of managing a sponsored fund. The Trustees noted that the Adviser’s services to the Fund included the provision of many additional or more extensive administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services for the twelve months ended March 31, 2018 and the methodology used to generate that

40	Causeway Global Absolute Return Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed that the Adviser indicated that the Fund was not currently profitable. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund is reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser is sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. They also noted that, in the Fund’s prior years, the Adviser incurred losses in managing the Fund. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund – often called “fall-out” benefits — the Trustees observed that the Adviser does not earn “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions,” “float” benefits on short-term cash, or soft dollar research services. They noted that the Fund’s trades are principal transactions under swap agreements and do not generate “commissions” that can be used for soft dollars.

Approval. At the June 21, 2018 and August 6, 2018 meetings, the Trustees discussed the information and factors noted above with representatives of the Adviser and, at the August 6, 2018 meeting, the Trustees considered the approval of the Advisory Agreement. The independent Trustees also met in a private session at both meetings with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders and that the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2018.

Causeway Global Absolute Return Fund	41

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-101-0800

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2018, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2018 and 2017 were as follows:

		2018	2017
(a)	Audit Fees	$283,460	$235,010
(b)	Audit-Related Fees	None	None
(c)	Tax Fees(1)	$34,200	$53,280
(d)	All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2018, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $695,796. For the fiscal year ended September 30, 2017, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $609,843.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 7, 2018

By (Signature and Title)*	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: December 7, 2018

*	Print the name and title of each signing officer under his or her signature.